UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) May 15, 2002

eFunds Corporation

(Exact name of registrant as specified in its charter)

Gainey Center II, Suite 300 8501 North Scottsdale Road Scottsdale, Arizona	85253

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-629-7700

Commission File Number 0-30791

Delaware	39-1506286

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

Reference is made to the press release, dated May 15, 2002, attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits

         c.     The following exhibits are filed as part of this Report

Method of
Exhibit No.	Description	Filing

99.1	Press release of eFunds Corporation dated May 15, 2002	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)

Date: May 15, 2002	/s/ J. A. Blanchard III J. A. Blanchard III, Chief Executive Officer and Chairman (Principal Executive Officer)

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INDEX TO EXHIBITS

Page
Exhibit No.	Description	No

99.1	Press release of eFunds Corporation dated May 15, 2002.	Filed herewith

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